Founder Preferred Shares Dividend Reserve	3 Months Ended
Mar. 31, 2020
Share Capital, Reserves and Other Equity Interest [Abstract]
Founder Preferred Shares Dividend Reserve	Share based compensation reserve
During 2015, the Company established a discretionary share award scheme, the LTIP, which enables the Company’s Compensation Committee to make grants (“Awards”) in the form of rights over ordinary shares, to any Director, Non-Executive Director or employee of the Company. The Compensation Committee currently awards grants to Senior Management, including those that are Directors and Non-Executive Directors.
All Awards are to be settled by physical delivery of shares.
Director and Senior Management Share Awards

As part of its long term incentive initiatives, the Company has awarded 3,335,654 restricted shares to the management team (the “Management Share Awards”) as of the following five award dates.

	January 1, 2016 Award	January 1, 2017 Award	January 1, 2018 Award	January 1, 2019 Award	January 1, 2020 Award	Total
Number of awards outstanding at January 1, 2020	2,965,514	838,123	548,900	166,427	—	4,518,964
New awards granted in the period	—	—	—	—	761,979	761,979
Forfeitures in the period	—	(14,062)	(13,800)	(6,866)	—	(34,728)
Awards vested and issued in period	(1,910,561)	—	—	—	—	(1,910,561)
Number of awards outstanding at March 31, 2020	1,054,953	824,061	535,100	159,561	761,979	3,335,654

A revision in the first quarter 2019 to the January 1, 2016, 2017 and 2018 awards schemes occurred, resulting in changes to the EBITDA Performance Target Conditions, benchmark market share price targets and the timing of when the conditions vest. Relevant to the January 1, 2016, 2017 and 2018 awards schemes grant, the vesting of such awards is subject to the following performance conditions: up to one-half of such award will vest if the Company achieves one of a range of benchmark market share price performance targets over a revised four or five year period (the "Share Price Performance Condition") and up to one-half of such award will vest upon the Company achieving one of a range of cumulative EBITDA performance targets over a four-year period (the "EBITDA Performance Condition"). If the Share Price Performance Condition is satisfied, up to 50% of the shares subject to the Share Price Performance Condition will vest in the initial two-year period following the grant and up to 50% of the shares subject to the Share Price Performance Condition will vest over the subsequent two or three-year period following the grant, depending on the award.
•For the 2016 award, the initial two-year period is through to January 1, 2018 and the subsequent three-year period is through to January 1, 2021.
•For the 2017 award, the initial two-year period is through to January 1, 2019 and the subsequent two-year period is through to January 1, 2021.
•For the 2018 award, the initial two-year period is through to January 1, 2020 and the subsequent three-year period is through to January 1, 2023.
With respect to each such award, if the respective EBITDA Performance Condition is satisfied, up to 50% of such award subject to the EBITDA Performance Condition will vest on January 1, 2020, 2021 and 2022, respectively, as the case may be.
In September 2019, 173,293 restricted share awards were granted as part of the 2019 Management Share Award. The performance period associated with the award began on January 1, 2019. The Share awards will vest on the Company achieving a range of performance conditions including cumulative EBITDA, cumulative net sales, and share price performance measures over a three-year period. One third of the total share award is assigned to each type of performance measure. All shares are subject to a holding period of an additional year and require that the participants to the scheme are still actively employed during the entire four year period, through January 1, 2023.
In January 2020, 761,979 restricted share awards were granted as part of the 2020 Management Share Award. The performance period associated with the award began on January 1, 2020. The Share awards will vest on the Company achieving a range of performance conditions including cumulative EBITDA, cumulative net sales, and share price performance measures over a three-year period. The cumulative EBITDA and Cumulative Net Sales tranches of shares are equally weighted, being worth 37.5% of the total award each. The Share Price Tranche is worth 25% of the total award. All shares are subject to a holding period of an additional year and require that the participants to the scheme are still actively employed during the entire four year period, through January 1, 2024.
In January 2020, 284,555 restricted shares granted as part of the 2016 Management Share Awards vested as a result of the satisfaction of the applicable Share Price Performance Condition (based on a share price of $22.37), resulting in the issuance of 163,816 ordinary shares to participants in the LTIP (net of 120,739 ordinary shares held back from issue by the Company as settlement towards personal tax liabilities arising on the vested ordinary shares).

In February 2020, 1,626,006 restricted shares granted as part of the 2016 Management Share Awards vested as a result of the satisfaction of the applicable Share Price Performance Condition (based on a share price of $19.53), resulting in the issuance of 928,042 ordinary shares to participants in the LTIP (net of 697,964 ordinary shares held back from issue by the Company as settlement towards personal tax liabilities arising on the vested ordinary shares).
The stock compensation charge reported within the Consolidated Statement of Profit or Loss for the three months ended March 31, 2020 related to the Director and Senior Management Share Awards is €2.9 million (Three months ended March 31, 2019: €3.2 million).

The Company calculates the cost of the Management Share Awards based upon their fair value using the Monte Carlo Model, which is considered to be the most appropriate methodology considering the restricted shares only vest once the market performance conditions have been satisfied, as well as expected exercise period and the payment of dividends by the Company. Following the revision to the January 1, 2016, 2017 and 2018 awards schemes, and the additions of the January 1, 2019 and 2020 schemes, the inputs and assumptions underlying the Monte Carlo models for all awards outstanding as of valuation date are as follows:

	January 1, 2016 Award	January 1, 2017 Award	January 1, 2018 Award	January 1, 2019 Award	January 1, 2020 Award
Revised grant date price	$16.72	$16.72	$16.72	$20.15	$22.37
Exercise price	$—	$—	$—	$—	$—
Expected life of restricted share	1.00 – 2.00 years	2.00 years	1.50 – 4.00 years	4.00 years	4.00 years
Expected volatility of the share price	22.6%	22.6%	22.7%	24.0%	24.40%
Dividend yield expected	—%	—%	—%	—%	—%
Risk free rate	2.65%	2.65%	2.55%	1.33%	1.70%
Employee exit rate	6.0%	14.0%	14.0%	14.0%	27.3%
EBITDA Performance Target Conditions	93.0%	72.0%	35.0%	35.0%	35.0%
The expected volatility of the share price inputs above were estimated by referencing selected quoted companies which are considered to exhibit some degree of comparability with the Company, as the Company has only been listed for approximately four years. Based on the revised assessment in the current period of fair value and the number of shares expected to vest, the total fair value in respect of the Restricted Shares are:

•2016 award - $28.2 million (€24.7 million)
•2017 award - $5.2 million (€4.6 million)
•2018 award - $1.6 million (€1.3 million)
•2019 award - $1.4 million (€1.2 million)
•2020 award - $4.8 million (€4.3 million)
Non-Executive Director Restricted Share Awards

In accordance with the Board approved independent Non-Executive Director compensation guidelines, each independent Non-Executive Director is granted $100,000 of restricted shares annually on the date of the annual general meeting, valued at the closing market price for such shares on this date. The restricted shares vest on the earlier to occur of the date of the Company’s annual meeting of shareholders or thirteen months from the date of grant.

On June 14, 2019 after the Company's annual meeting of shareholders, the current Non-Executive Directors were granted 39,370 restricted stock awards at a share price of $20.32. In July 2019, in conjunction with the resignation of one of our Non-Executive Directors, 2,460 shares from this grant were vested and issued.

The total charge within the Statement of Consolidated Profit or Loss for the three months ended March 31, 2020 related to Non-Executive Directors stock compensation awards was €0.1 million. The total charge within the Statement of Consolidated Profit or Loss for the three months ended March 31, 2019 was €0.2 million.
Share based compensation reserve

Total Share based compensation reserve
€m
Balance as of January 1, 2020	22.6
Non-Executive Director restricted share awards charge	0.1
Directors and Senior Management share awards charge - January 1, 2016	2.0
Directors and Senior Management share awards charge - January 1, 2017	0.4
Directors and Senior Management share awards charge - January 1, 2018	0.1
Directors and Senior Management share awards charge - January 1, 2019	0.1
Directors and Senior Management share awards charge - January 1, 2020	0.3
Shares issued upon vesting of 2016 Award	(7.6)
Reclassification of employer tax for Director and Senior Management share awards	(12.5)
Balance as of March 31, 2020	5.5

In many jurisdictions, tax authorities levy taxes on share-based payment transactions with employees that give rise to a personal tax liability for the employee. In some cases, the Company is required to withhold the tax due and to settle it with the tax authority on behalf of the employees. To fulfill this obligation, the terms of the Management Share Awards permit the Company to withhold the number of shares that are equal to the monetary value of the employee’s tax obligation from the total number of shares that otherwise would have been issued to the employee upon vesting. The monetary value of the employee’s tax obligation is recorded as a deduction from Share based compensation reserve for the shares withheld.
Founder Preferred Shares Dividend Reserve
Nomad has issued Founder Preferred Shares to its Founder Entities. Holders of the Founder Preferred Shares are entitled to receive annual dividend amounts subject to certain performance conditions (the “Founder Preferred Shares Annual Dividend Amount”).

The Founder Preferred Shares Annual Dividend Amount is structured to provide a dividend based on the future appreciation of the market value of the ordinary shares, thus aligning the interests of the Founders with those of the investors on a long term basis. The Preferred Shares Annual Dividend Amount is determined with reference to the Dividend Determination Period of a financial year, i.e. the last 10 consecutive trading days and calculated as 20% of the increase in the volume weighted average share price of the Company’s ordinary shares across the determination period compared to the highest price previously used in calculating the Founder Preferred Share Annual Dividend Amounts ($16.7538) multiplied by 140,220,619 shares (the “Preferred Share Dividend Equivalent”).

The conditions of the Founder Preferred Shares Annual Dividend Amount for 2019 were met and issued on January 2, 2020. The Company issued a share dividend of 6,421,074 ordinary shares calculated as 20% of the increase in the market price of our ordinary shares compared to 2018 dividend price of $16.7538 multiplied by Preferred Share Dividend Equivalent. The Dividend Price used to calculate the Annual Dividend Amount was $21.7289 (calculated based upon the volume weighted average price for the last ten consecutive trading days of 2019). Accordingly, the balance of the Founder Preferred Shares Dividend Reserve as at March 31, 2020 decreased to €245.5 million (December 31, 2019: €370.1 million).

The Founder Preferred Shares Annual Dividend Amount is paid for so long as the Founder Preferred Shares remain outstanding. The Founder Preferred Shares automatically convert on the last day of the seventh full financial year following completion of the acquisition of the Iglo Group or upon a change of control, unless in the case of a change of control, the independent Directors determine otherwise.
The amounts used for the purposes of calculating the Founder Preferred Shares Annual Dividend Amount and the Preferred Share Dividend Equivalent are subject to such adjustments for share splits, share dividends and certain other recapitalization events as the Directors in their absolute discretion determine to be fair and reasonable in the event of a consolidation or sub-division of the ordinary shares in issue, as determined in accordance with Nomad’s Memorandum and Articles of Association.